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Exhibit 31.1

Certification of the Chief Executive Officer Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Vote Power Corp. (the "Company") hereby certifies that:

(i) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2007 , as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.


Dated:  April 14, 2008                        /s/   Inti Shaikh
                                              ---------------------------
                                              Inti Shaikh
                                              CEO
                                             (Principal Executive Officer)